                                                              EXHIBIT 99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Stuart D. Bilton, Chief Executive Officer of Aston Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: January 5, 2011                   /s/ Stuart D. Bilton
                                        ----------------------------------------
                                        Stuart D. Bilton,
                                        Chief Executive Officer
                                        (principal executive officer)

I, Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer of Aston Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: January 5, 2011                   /s/ Gerald F. Dillenburg
                                        ----------------------------------------
                                        Gerald F. Dillenburg,
                                        Senior Vice President,
                                        Secretary & Treasurer
                                        (principal financial officer)